                                                                   EXHIBIT 10.25

                       GUARANTY OF VACANT SPACE DEFICIENCY
                       -----------------------------------

      This GUARANTY OF VACANT SPACE DEFICIENCY ("Guaranty") made as of April 1,
                                                 --------
1998 by LAKE POINT CENTRE ASSOCIATES, LTD., Florida limited partnership ("Guarantor") in favor of KPT PROPERTIES, L.P., a Delaware limited partnership
  ---------
("KPT").
  ---

                                R E C I T A L S:
                                ----------------

      A. KPT intends to purchase from Guarantor on the date hereof certain real property commonly known as Lake Point Centre, in West Palm Beach, Florida ("Project").
  -------
      B. Portions of the Project identified on Exhibit A and comprising 16,994
                                               ---------
rentable square feet are not currently leased and are unoccupied (the "Vacant
                                                                       ------
Space").
-----

      C. In order to induce KPT to consummate the purchase of the Project from the Guarantor, KPT has required that Guarantor execute and deliver this Guaranty with respect to 14,296 non-specific rental square fee of the Vacant Space (the "Guaranty Space").
 --------------

      NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor does hereby agree as follows:

      1. Recitals. Each and all of the foregoing Recitals are true and correct
         --------
and are incorporated herein by reference and made a part hereof.

      2. Capitalized Terms and Definitions. In addition to the terms defined
         ---------------------------------
elsewhere in this Guaranty, as used herein, the following terms shall have the following meanings:

      "CAM Charges" shall mean, collectively, Tenant's Proportionate Share of
       -----------
      all Common Area Expenses, Taxes, Insurance Costs and Trash, as described in the Lease Form.

      "Deficiency Amount" means, as of any Deficiency Determination Date, the
       -----------------
      amount payable by Guarantor in accordance with the provisions of Section
      3.1 hereof.

      "Deficiency Payment Date" means each date on which a Deficiency Amount is
       -----------------------
      due and payable, in accordance with the provisions of Section 3.1 hereof.

      "Deficiency Determination Month" means any month for which a Deficiency
       ------------------------------
      Payment Date occurs.

      "Form Lease" shall mean the form of lease agreement attached hereto as
       ----------
      Exhibit A.
      ---------

      "Leasing Costs" means all costs directly associated with obtaining a New
       -------------
      Lease, such as tenant improvements costs, construction or moving allowances, leasing commissions, and the like, as approved by Guarantor incident to the approval of a New Lease.

      "Minimum Rent" shall have the meaning assigned in the Form Lease.
       ------------

      "New Lease" means each lease first entered into after the date hereof for
       ---------
      any portion of the Vacant Space.

      "Percentage Rent" shall have the meaning assigned in the Form Lease.
       ---------------

      "Rent" means the Minimum Rent and all other sums due and payable by the
       ----
      Tenants under the New Lease(s), including but not limited to, CAM Charges, but exclusive of Percentage Rent.

      "Tenant" shall mean any tenant, subtenant, or other occupant of any of the
       ------
      Vacant Space.

      3. The Guaranty. The obligations of Guarantor hereunder are as follows:
         ------------

            3.1. Deficiency Amount. Guarantor hereby absolutely, irrevocably and
                 -----------------
unconditionally agrees to pay to KPT, its successors and assigns, on November 1, 1998, and the first day of each calendar month thereafter (each, a "Deficiency
                                                                    ----------
Payment Date") until and including March 1, 2003, as a principal and not as a
------------
surety, an amount (collectively, the "Deficiency Amount") equal to the
                                      -----------------
difference between:

                  (i) the sum of (A) $17.00 per square foot for each foot of Guaranty Space, plus (B) the CAM Charges payable on account of the Guaranty Space (collectively, the "Guaranty Amount"); and
                                         ---------------

                  (ii) the aggregate amount of Rent payable under the New Leases in effect for the Deficiency Determination Month.

The Deficiency Amount for the period commencing April 1, 1998, and continuing until the end of the month in which the closing of conveyance of the Project to KPT occurs shall be prorated and paid at such closing.

Notwithstanding the foregoing, the aggregate Deficiency Amount for the period April 1, 1998, through March 31, 1999, shall not exceed $311,259.

            3.2. Leasing Costs. Guarantor shall pay when due (but in all events
                 -------------
prior to commencement of the applicable term or tenant occupancy) all Leasing Costs associated with any approved New Lease, provided, however, that Leasing
                                              --------  -------
Costs shall not include, and KPT
shall be responsible for, that portion of any leasing commission payable in connection with a New Lease which is allocable on a pro rata basis (based on the full initial lease term) to that portion of the lease term which extends beyond March 31, 2003. KPT may, but shall not be obligated to, advance such costs, in which event Guarantor shall promptly within ten days following receipt of an invoice remit to KPT any amounts so advanced.

            3.3. Guaranty of Payment. Following the date Rent is first payable
                 -------------------
without abatement under each New Lease, all amounts due on account of Rent under the terms of the New Lease shall be deemed paid when due, regardless of when collected. KPT hereby agrees that this Guaranty is not a guaranty of payment, performance or collection of any rent due under any New Lease. This reduction shall not be affected by the invalidity or lack of enforceability of the New Lease, any default by Tenant under the New Lease, or any termination of the New Lease. Upon request of Guarantor, KPT shall evidence in writing the amount that the Deficiency Amount is reduced on account of Rent payable under New Leases, but such written confirmation shall not affect the Deficiency Amount.

            3.4. New Leases. Prior to entering into any New Lease or any
                 ----------
modification or termination thereof, KPT shall obtain the written consent of Guarantor to any terms or conditions of the New Lease which effect or may affect this Guaranty, as well as the Leasing Costs to be incurred in connection therewith. Guarantor's consent shall not be unreasonably withheld, conditioned or delayed. The failure of Guarantor to respond to any written request for consent within ten (10) business days following receipt shall be deemed approval of such request, if such request is transmitted in accordance with the provisions of Section 7 hereof and includes the following language in capital letters on the first page of the notice: "THE CONSENT HEREIN REQUESTED SHALL BE DEEMED GRANTED IF NO RESPONSE IS RECEIVED WITHIN 10 BUSINESS DAYS".

            3.5. Termination. Notwithstanding anything to the contrary contained
                 -----------
herein, this Guaranty shall expire and Guarantor shall incur no further liability hereunder upon the first to occur of the following: (i) March 31, 2003, or (ii) the date that the aggregate Rent first payable by Tenants without abatement under New Leases exceeds the Guaranty Amount.

      4. Entire Agreement; Amendments. This Guaranty contains the entire
         ----------------------------
agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter and cannot be terminated, released, amended or supplemented, nor any provision hereof waived, except by a written agreement signed by Guarantor and KPT (as applicable).

      5. Headings. The headings in this Guaranty are for convenience only and
         --------
are not part of the substance of this Guaranty.

      6. Severability. In the event that any one or more of the provisions
         ------------
contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Guaranty shall not be in any way impaired.

      7. Notices. Any notice, demand, consent, authorization, request, approval
         -------
or other communication given or required hereunder shall contain a clear and concise statement of the purpose of such notice and shall be effective and valid only if in writing, signed by the party giving such notice or his authorized counsel and (a) delivered in person by a commercial messenger service regularly retaining receipts for such delivery, (b) sent by facsimile transmission (provided the same is followed immediately by an original hard copy sent by one of the other means enumerated herein), (c) a reputable express courier or delivery service for whom a receipt is obtained, or (d) if mailed, sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                        If to KPT:

                                    c/o Konover Property Trust, Inc.
                                    11000 Regency Parkway, Suite 300
                                    Cary, North Carolina  27511
                                    Attention: C. Cammack Morton
                                    Facsimile No.:  (919) 462-8799

                        with a mandatory copy to:

                                    Mayer, Brown & Platt
                                    2000 Pennsylvania Avenue, N.W., Suite 6500
                                    Washington, DC 20006
                                    Attention: Howard A. Parelskin, Esq.
                                    Facsimile No.:  (202) 861-0473

                        If to Guarantor:

                                    Lake Point Centre Associates, Ltd.
                                    c/o Simon Konover
                                    2410 Albany Avenue
                                    West Hartford, CT  06117
                                    Facsimile No.  (860) 523-9180
                        with mandatory copies (except in connection with requests for consent under Section 3.4) to:

                                    Shipman & Goodwin LLP
                                    One American Row
                                    Hartford, CT  06103
                                    Attention:  Attorney Katherine Lambert
                                    Facsimile No.: (860) 251-5199

                        and with mandatory copies to:
                                    Cohen, Gershman & Wakim
                                    2410 Albany Avenue
                                    West Hartford, CT  06117
                                    Attention:  James E. Wakim, Esq.
                                    Facsimile No.:  (860) 523-9180

All such notices shall be considered given on the date when delivered (refusal of delivery shall constitute delivery) or if mailed, on the date of deposit of such notice as evidenced by the return receipt with respect to such notice received by the sender thereof, addressed to the parties to be notified at the addresses set forth above or to any other addresses as any party may hereafter specify to the others by like notice.

      8. Binding Effect. This Guaranty shall bind and inure to the benefit of
         --------------
the parties hereto and their respective successors and assigns.

      9. Non-Waiver. The failure of either party to enforce any right or remedy
         ----------
hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against either party, nor excuse any party from its obligations hereunder. Any waiver of any such right or remedy must be in writing and signed by the waiving party.

      10. Governing Law. This Guaranty shall be governed by and construed in
          -------------
accordance with the laws of the State of Florida.

      11. Counterparts and Facsimile Execution. This Guaranty may be executed in
          ------------------------------------
multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document. It shall not be necessary for the same counterpart to be signed by all of the parties in order for this instrument to be fully binding upon any party signing at least one counterpart. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Guaranty.

      12. WAIVER OF JURY TRIAL. GUARANTOR AND KPT DO HEREBY KNOWINGLY,
          --------------------
VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THE LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS GUARANTY AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS GUARANTY WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER BY GUARANTOR OF THE RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR KPT TO PURCHASE THE PROJECT AND TO ACCEPT THIS GUARANTY.

      13. Further Assurances. From time to time, within 10 days after request by
          ------------------
either party, the other party shall confirm in writing whether this Guaranty is in full force and effect without any right of offset, defense, claim or counterclaim, and the amount which has been released to date under this Guaranty.

      IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty as of the day and year first above written.

Signed, sealed and delivered          LAKE POINT CENTRE ASSOCIATES, LTD.
in the presence of:                   By: K. SOUTH, INC.
                                      Its:  General Partner


                                             By:
----------------------------                    --------------------------------
Print Name:                                     Simon Konover
                                                Its: Chairman
----------------------------                    Duly Authorized
Print Name: